Inland American
REAL ESTATE TRUST, INC.


LOWE'S
REI
Kroger
TARGET

Third Quarter 2012 Earnings Call & New Estimated Share Value Announcement

December 19, 2012

PERFORMANCE DRIVEN SUSTAINABLE DISTRIBUTIONS

Forward-Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward-looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2011 and any subsequent Quarterly Reports on Form 10-Q to include but are not limited to:

- financial market disruptions current and future economic conditions could adversely affect our ability to refinance or secure additional debt financing at attractive terms as well as the values of our investments
- there is no assurance that we will be able to continue paying cash distributions or that distributions will increase over time
- funding distributions from sources other than cash flow from operating activities may negatively impact our ability to sustain or pay distributions and will result in us having less cash available for other uses
- there is no public market for our shares, and stockholders may not be able to sell their shares, including through our share repurchase program
- increasing vacancy rates for certain classes of real estate assets and possible disruption in the financial markets could adversely affect the value of our assets
- we may suffer adverse consequences due to the financial difficulties, bankruptcy or insolvency of our tenants
- our investments in equity and debt securities have materially impacted, and may in the future, materially impact our results
- our borrowings may reduce the funds available for distribution and increase the risk of loss since defaults may cause us to lose the properties securing the loans
- we are subject to conflicts of interest with affiliates of our sponsor, which may affect our acquisition of properties and financial performance
- we rely on our business manager and property managers to manage our business and assets, and pay significant fees to these parties
- if we fail to qualify as a REIT, our operations and distributions to stockholders will be adversely affected

Welcome



Robert Parks
Chairman of the Board
Inland American

New Estimated Share Price

- Each year we publish an estimated per share value to assist broker dealers with annual reporting requirements

- New estimated share price: $6.93
  - Snapshot in time
  - Will not affect your monthly distribution check
  - The SRP & DRP values will be adjusted to this new value

Methodology for New Estimated Per Share Value

- Relied solely on the Net Asset Value ("NAV")

$$\frac{\text{(Total value of our real estate)} - \text{(Debt)}}{\text{Total number of shares}}$$

- NAV is currently the most commonly used valuation method by non-listed REITs
- No specific regulations requiring a specific method - evolving process
- Small changes in the cap and discount rate assumptions can have a significant impact on the estimated share value
- We developed a valuation range as a result of our methodology and then decided on a specific value in the range

Methodology Cont.

- Different methods may produce different values
- Inland American Business Manager recommended the value to the Board
- Real Globe Advisors (an independent third-party) reviewed and verified our approach, assumptions, inputs and final estimated share per-share value
- After careful analysis, the Board unanimously approved the new value
- We intend to update the value at least every 12 months

FFO Results vs. Distributions

- Funds from operations (FFO) for first 9 months (YTD)
  - $346 million (2012) vs. $328 million (2011)


YTD FFO per share
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.38
$0.40
YTD 2011
YTD 2012

  - FFO per share guidance for FY 2012 = $0.50 to $0.51

- Distributions Declared
  - $329 million 2012 YTD / $2.3 billion paid since inception
  - $3.83 per share since inception*

* Assuming a stockholder invested on 8/31/05

Total NOI Percent Change



$ In millions
For the First Nine Months of 2012 vs. 2011
30%
25%
20%
15%
10%
5%
0%
up $59.1
11.5%
up $17.5
8.8%
up $34.9
28.2%
up $0.4
0.4%
up $1.1
1.8%
up $5.2
16.0%
Total
Retail
Lodging
Office
Industrial
Multi-Family

Same-Store NOI Percent Change


$ In millions
For the First Nine Months of 2012 vs. 2011
15%
10%
5%
0%
-5%
up $12.0
2.4%
up $1.4
0.7%
up $6.8
5.7%
up $0.4
0.4%
down $0.2
-0.3%
up $3.5
11.0%
Total
Retail
Lodging
Office
Industrial
Multi-Family

Balance Sheet Stats

In Millions

	9/30/2012		12/31/2011	
Total Assets	$	10,836	$	10,919
Cash and restricted cash		331		218
Investment in marketable securities		317		289
Investment in unconsolidated entities		281		317
Mortgages, notes and margins payable	$	6,029	$	5,903
Mortgages, notes and margins payable to total asset ratio		**56%**		**54%**
Weighted average interest rate (per annum)		**5.2%**		**5.2%**

Debt Maturities


Fixed
Variable
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
in Millions
$180M
$936M
$648M
$685M
$732M
2012
2013
2014
2015
2016

% of Total Debt as of 09/30/12	2012	2013	2014	2015	2016
	3.0%	15.8%	10.9%	11.6%	12.3%

Long-Term Goals

- Sustainable monthly stockholder distributions while maintaining capital preservation

- Tailoring our portfolio: Retail, Lodging and Student Housing
  - Expand & perfect these growth portfolios

- Position for stockholder liquidity
  - Multiple liquidity events

Core Portfolio of Assets



As of 9/30/12
Ind / Dist 9%
15.4 million sq. ft.
Apartments 4%
5,675 units
Student Housing 3%
3,948 Beds
Office 16%
10.2 million sq. ft.
Retail 39%
22.2 million sq. ft.
Lodging 29%
16,098 hotel rooms

Portfolio After Execution of Our Strategy*

Focused on Growing Asset Segments


Student Housing
Lodging
Multi-Tenant Retail

*Scale may not match final asset allocation

Lodging Portfolio Execution

- Expand ownership of premium hotels at attractive per key pricing
  - Purchased 6 upper-upscale hotels, 2 additional under contract
- Invest in top-25 markets
  - Atlanta, SF, St. Louis, Orlando, Austin
- Rotate capital out of certain limited service hotels
  - Sold 13 non-core select service hotels – 1,764 rooms
- Average daily rate (ADR) improvements

Portfolio Enhancement= YTD ADR Increases



$135
$125
$115
$105
$95
$114
$124
$130
YTD 2010
YTD 2011
YTD 2012

Improved Property Performance = YTD Same-Store ADR increase



$135
$125
$115
$105
$95
$124
$127
YTD 2011
YTD 2012

Student Housing Portfolio Strategies

- Continue to grow the student housing portfolio
  - Build a $1B portfolio through development & acquisitions
  - With UCF opening in Aug. 2012, Retreat acquisitions this month & UH – Fullerton coming online in fall of 2013, our number of beds will be over 6,300
- Continue to develop best-in-class properties with innovative designs and operational excellence programs
  - Occupancy is up across entire portfolio
  - UCF was 100% leased before opening
- Create and reinforce relationships with universities
  - Arizona State, University of Penn, UCF
- Continue to expand our platform with management expertise and development capabilities

Retail Portfolio Strategies

- Focus portfolio towards necessity-based assets in favorable demographic & geographic locations
  - 60% of portfolio is multi-tenant necessity-based
  - 24% of portfolio in key growth markets - Texas

- Rotate capital out of single-tenant assets
  - Sold 64 bank branches, more under contract

- Maintain operational efficiencies & solid leasing activity levels



Total Occupancy
100%
97%
94%
91%
88%
93%
92%
93%
YTD 2010
YTD 2011
YTD 2012

2012 Leasing Activity YTD

New Leases – 87
Renewal Leases - 105

Shareholder Liquidity Events

- Working closely with investment banking firms, we continue to evaluate all our options for liquidity
- The timing will be determined by market conditions that are favorable for execution
- We believe optimal long-term liquidity for our stockholders will be achieved by executing business strategies for each segment
- We are positioning each segment for potential listing, merger or portfolio sales in the future
- Our short- to medium-term strategy is to improve the overall quality and position of these segments for long-term growth through selective asset acquisitions and sales

Q&A Session

Please submit your questions online now.

We will do our best to answer as many questions in the time we have allowed today.

If your exact question is not answered a member of the Inland American team will contact you directly.

Key Points & Themes

1. Executing on our long-term goals
   - Tailoring portfolio
   - Preparing for multiple liquidity events in the future

2. Maintaining our FFO per share guidance to $0.50 to $0.51

3. Distributions continue to be sustainable from the operations of the properties

4. New estimated share value released - $6.93
   - NAV method
   - Third party reviewed
   - No affect on the monthly distributions

Inland American
REAL ESTATE TRUST, INC.


LOWE'S
REI
Kroger
TARGET

Third Quarter 2012 Earnings Call & New Estimated Share Value Announcement

December 19, 2012

GAAP Reconciliation Slide

in '000s	Nine months ended 9/30/2012	Nine months ended 9/30/2011	Twelve months ended 12/31/2011
Net income (loss) attributable to Company	(65,771)	(134,065)	(316,253)
Add:			
Depreciation and amortization related to investment properties and investment in unconsolidated entities	365,800	371,284	500,908
Provision for Asset Impairment reflected in continuing and discontinued operations	66,888	98,224	163,641
Impairment, Loss / (Gain) of investment in unconsolidated entities, net	5,756	-	106,076
Impairment / (Gain) of investment property reflected in equity in earnings of unconsolidated entities, net	(1,928)	(5,742)	5,598
Gain on sale of property reflected in net income attributed to noncontrolling interest	4,601	-	
Less:			
Gains from property sales and transfer of assets	29,677	304	16,510
Noncontrolling interest share of deprecation and amortization related to investment properties	-	1,814	
Funds from operations	$ 345,669	$ 327,583	$ 443,460